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                                                                    EXHIBIT 99.1

                (Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Casey L. Gunnell, as Acting Chief Executive Officer of Holiday RV Superstores, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Annual Report on Form 10-K of the Company for the annual period ended October 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 2, 2003                                        /s/ CASEY L. GUNNELL
                                                           --------------------
                                                           Casey L. Gunnell
                                                           Acting Chief
                                                           Executive Officer